DEPOSIT ACCOUNT CONTROL AGREEMENT
                           ---------------------------------
                                (No Notification)
                                -----------------

This DEPOSIT ACCOUNT CONTROL AGREEMENT ("Agreement") is made and entered into as of this ____ day of February 2005 by and among WACHOVIA BANK, NATIONAL ASSOCIATION as depositary bank (the "Bank"), the Bank's depositor customer, XRG, INC., a Florida Corporation (the "Company"), and CAPCO FINANCIAL, a Washington Corporation "Secured Party").

                               Statement of Facts
                               ------------------

The Bank acknowledges that, as of the date hereof, it maintains in the name of the Company the deposit account(s) identified on Exhibit A attached hereto and made a part hereof (each an "Account" and, collectively, the "Accounts"). One or more of the Accounts may be served by one or more lockboxes operated by the Bank, which lockboxes (if any) also are listed on Exhibit A (each a "Lockbox" and, collectively, the "Lockboxes"). The Account(s) and any Lockbox(es) are governed by the terms and conditions of the Company's commercial deposit account agreement published by the Bank from time to time and, with respect to any Lockbox, also may be governed by a lockbox service description between the Bank and the Company (collectively, with all applicable services descriptions and/or agreements, the "Deposit Agreement").

The Secured Party has provided financing to Company pursuant to one or more written agreements (the "Financing Documents"). In connection therewith, the Company hereby confirms to the Bank that the Company has granted to the Secured Party a security interest in its property including but not limited to its deposit accounts, cash, accounts, accounts receivable and proceeds thereof, as set forth in the Financing Documents (collectively, the "Account Collateral"), which includes: (a) Account(s), (b) the Lockbox(es) and (c) the Items Collateral. The term "Items Collateral" means, collectively, all checks, drafts, instruments, cash and other items at any time received in any Lockbox or for deposit in any Account (subject to specific Lockbox instructions in effect for processing items), wire transfers of funds, automated clearing house ("ACH") entries, credits from merchant card transactions and other electronic funds transfers or other funds deposited in, credited to, or held for deposit in or credit to, any Account.

The parties desire to enter into this Agreement in order to provide for control by Secured Party of the Account Collateral and to perfect the security interest of the Secured Party in the Account Collateral. In consideration of the mutual covenants herein as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Control of the Accounts

(a) The Statement of Facts is incorporated herein by reference. The Bank represents that it is a "bank". The Company and the Bank acknowledge that each Account is a "deposit account". Each party to this Agreement acknowledges that this Agreement is an "authenticated" record and that the arrangements established under this Agreement constitute "control" of each Account. Each of these terms is used in this Agreement as defined in Article 9 of the Uniform Commercial Code as adopted by the State of Florida (the "Florida UCC").

(b) The Company represents and warrants to the Secured Party that Exhibit A contains a complete and accurate list of all Accounts and Lockboxes maintained by the Company with the Bank and subject to this Agreement. The Company covenants for the benefit of the Secured Party that the Company shall not open or maintain any deposit account with the Bank other than the Account(s). Nothing in this Agreement shall impose upon the Bank any duty to monitor or assure the Company's compliance with this Section 1(b).

(c) The Bank confirms that, as of the date of this Agreement, the Company and the Bank have not entered into any agreement (other than the Deposit Agreement) with any person pursuant to which the Bank is obligated to comply with instructions from such person as to the disposition of funds in any Account or of Items Collateral. During the term of this Agreement the Bank will not enter into any agreement with any person other than the Secured Party pursuant to which the Bank will be obligated to comply with instructions from such person as to the disposition of funds in any Account or of Items Collateral.

(d) The Company authorizes and directs the Bank to comply with all instructions given by the Secured Party in accordance with this Agreement and permissible under the Deposit Agreement, including directing the disposition of funds in any Account or as to any other matter relating to any Account or other Account Collateral, without further consent by the Company. The Bank shall neither accept nor comply with any instruction from the Company withdrawing any funds or other property from the Account or deliver any of the funds or property of the Account to the Company without the specific prior written consent of the Secured Party.

(e) The Secured Party hereby authorizes and instructs the Bank to act solely upon the instructions of the Secured Party concerning the Account Collateral, including the Lockbox(es) and the Account(s), which instructions may include, but are not limited to, instructions to: (i) direct disposition of funds in the Account(s) (including, but not limited to, dispositions to or for the benefit of the Secured Party and/or the Bank), (ii) withdraw any amount from the Account(s), and (iii) otherwise exercise any authority or power with respect to the Lockbox(es), the Account(s) and other Account Collateral, which instructions shall be delivered to the Bank in accordance with the provisions of Section 7 of this Agreement. The Secured Party's right to give instructions to the Bank regarding any Account Collateral also shall include the right to give "stop payment orders" to the Bank for any item presented to it against any Account even if it results in dishonor of the item presented against the Account.

(f) Effective as of the date of this Agreement, all Items Collateral received by the Bank in a Lockbox (subject to specific Lockbox instructions for processing the contents of mail received in the Lockbox) shall be deposited to the Account listed opposite such Lockbox in Exhibit A; all other Items Collateral received directly by the Bank for credit to an Account shall be credited to such Account, and; all available funds in an Account shall automatically and without further direction on each banking day (defined in Section 7) be remitted solely to the deposit account of the Secured Party set forth in Exhibit B attached hereto and made a part hereof. The Bank shall not permit any of the officers, agents or other representatives of the Company or any of its affiliates to direct the disposition of funds in any Account or to otherwise exercise any authority or power with respect to any Lockbox, Account or other Account Collateral.

(g) Federal Reserve Regulations and Operating Circulars, ACH or other clearing house rules and other applicable law (including, without limitation, the Uniform Commercial Code as adopted by the State in which the respective Account identified on Exhibit A is located (hereinafter, the "Applicable UCC")) and the Deposit Agreement shall also apply to the Secured Party's exercise of control over the Account(s) and the Account Collateral and to the performance of services hereunder by the Bank. Each of the Company and the Secured Party authorizes and instructs the Bank to supply the Company's or the Secured Party's endorsement, as appropriate, to any Items Collateral that the Bank shall receive for deposit to any Account.

2. Statements and Other Information If so requested of the Bank by the Secured Party in writing, the Bank will send to the Secured Party (in a manner consistent with the Bank's standard practices) at the Secured Party's address specified in Section 7, copies of all Account statements and communications (but not canceled checks) that the Bank is required to send to the Company under the Deposit Agreement. The Bank also shall provide to each of the Company and the Secured Party when requested (as a service under this Agreement and/or the Deposit Agreement) copies of Account statements and other deposit account information, including Account balances, by telephone and by computer communication, to the extent practicable when requested by the Company or by the Secured Party. The Company consents to the Bank's release of such Account information to the Secured Party. The Bank's liability for its failure to comply with this Section 2 shall not exceed its cost of providing such information.

3. Setoff; Returned Items and Charges

(a) The Bank will not exercise any security interest (except for the security interest provided in Section 4-210, "Security Interest of Collecting Bank in Items, Accompanying Documents and Proceeds", of the Applicable UCC), lien, right of setoff, deduction, recoupment or banker's lien or any other interest in or against any Account or any other Account Collateral, and the Bank hereby subordinates to the Secured Party any such security interest (except for the security interest provided in such Section 4-210 of the Applicable UCC), lien or right which the Bank may have against any Account or other Account Collateral. The Secured Party, Company and Bank agree that the Bank at all times (including following commencement of any bankruptcy or insolvency proceeding by or against the Company) may set off and/or charge for Permitted Debits, as defined below, only in accordance with the terms of subsections 3(b) and 3(c) herein. The term "Permitted Debits" means the following items (regardless of any agreement by the Company to compensate the Bank by means of balances in the Account), as permitted by the Deposit Agreement: (i) the face amount of each Returned Item (hereinafter defined), (ii) usual and customary service charges and fees, (iii) account maintenance fees, (iv) transfer fees, (v) out-of-pocket fees and expenses (including attorneys' reasonable fees) incurred by the Bank (including those in connection with the negotiation, administration or enforcement of this Agreement), and (vi) adjustments or corrections of posting or encoding errors; whether any Permitted Debit shall have accrued or been incurred before or after the date of this Agreement. "Returned Item" means any (i) Items Collateral deposited into or credited to an Account before or after the date of this Agreement and returned unpaid or otherwise uncollected or subject to an adjustment entry, whether for insufficient funds or any other reason, and without regard to the timeliness of such return or adjustment or the occurrence or timeliness of any other party's notice of nonpayment or adjustment; (ii) Items Collateral subject to a claim against the Bank for breach of transfer, presentment, encoding, retention or other warranty under Federal Reserve Regulations or Operating Circulars, ACH or other clearing house rules, or applicable law (including, without limitation, Articles 3, 4 and 4A of the Applicable UCC); and (iii) demand for chargeback in connection with a merchant card transaction.

(b) All Permitted Debits shall be charged against Company's general account number 2000021178524 with the Bank (the "General Account"). In the event: (i) the Bank were unable to set off or charge any Permitted Debit against the Company's General Account because of insufficient funds in the General Account, or (ii) the Bank in good faith were to believe that any legal process or applicable law prohibited such setoff or charge against the General Account, or
(iii) the General Account were closed, then: (A) the Bank may charge such Permitted Debits to and set off same against any other account of the Company excluding the Account(s) which are set forth on Exhibit A hereof; and (B) if there were insufficient funds in the account(s) (excluding the Account(s) as set forth in Exhibit A hereof) against which to charge or set off such Permitted Debits, then the Bank shall demand (unless the Bank shall believe in good faith that any legal process or applicable law prohibits such demand) that the Company pay, and the Company shall pay, to the Bank promptly upon the Company's receipt of the Bank's written demand therefor, the full amount of all unpaid Permitted Debits.

(c) If there were insufficient funds in the account(s) of the Company, excluding the Account(s) set forth on Exhibit A hereof, against which the Bank could charge or set off Permitted Debits pursuant to subsections (a) and (b) of this
Section 3 and the Company shall have failed to pay the Bank the full amount of unpaid Permitted Debits as described in paragraph (b) of this Section 3, then the Bank may demand that the Secured Party pay, and the Secured Party shall pay, to the Bank within five (5) business days of the Secured Party's receipt of the Bank's written demand therefor, the full amount of unpaid Permitted Debits; provided, however, as to unpaid Permitted Debits that are service charges, fees or expenses, the Secured Party shall be required to pay to the Bank only those service charges, fees or expenses attributable to any Account that: (i) shall have been incurred in connection with any Account on or after the date of this Agreement and on or before the date of termination of this Agreement; and, (ii) to the extent such expenses include attorneys' fees and costs, they relate to disputes, claims or actions directly involving the Secured Party.

4. Exculpation of Bank

(a) At all times the Bank shall be entitled to rely upon any communication it receives from the Secured Party in connection with this Agreement or that the Bank shall believe in good faith to be a communication received from the Secured Party in connection with this Agreement, and the Bank shall have no obligation to investigate or verify the authenticity or correctness of any such communication. The Bank shall have no liability to the Company or the Secured Party for (i) honoring or following any instruction the Bank shall receive from (or shall believe in good faith to be from) the Secured Party in accordance with this Agreement and (ii) not honoring or following any instruction the Bank shall receive from (or shall believe in good faith to be from) the Company in accordance with this Agreement or the Deposit Agreement. The Bank shall not be responsible for the validity, priority or enforceability of the Secured Party's security interest in any Account Collateral, nor shall the Bank be responsible for enforcement of any agreement between the Company and the Secured Party.

(b) The Bank shall be responsible only for the actual loss that a court having jurisdiction over the Account(s) shall have determined had been incurred by the Company or the Secured Party and had been caused by the Bank's gross negligence or willful misconduct in its performance of its obligations under this Agreement. The Bank shall have no liability to any party for failure of, or delay in, its performance under this Agreement resulting from any "act of God", war or terrorism, fire, other catastrophe or force majeure, electrical or computer or telecommunications failure, any event beyond the control of the Bank, or fraud committed by any third party. Nothing in this Agreement shall create any agency, fiduciary, joint venture or partnership relationship between the Bank and the Company or between the Bank and the Secured Party. Except as shall be specifically required under this Agreement or the Deposit Agreement or applicable law, the Bank shall have no duty whatsoever to the Company in connection with the subject matter of this Agreement.

5. Indemnification

(a) The Company hereby indemnifies the Bank and holds it harmless against, and shall reimburse the Bank for, any loss, damage or expense (including attorneys' reasonable fees and expenses, court costs and other expenses) including, but not limited to, (i) unpaid charges, fees, and Returned Items for which the Company and/or the Secured Party originally received credit or remittance by the Bank, and (ii) any loss, damage or expense the Bank shall incur as a result of (A) entering into or acting pursuant to this Agreement, (B) honoring and following any instruction the Bank may receive from (or shall believe in good faith to be from) the Secured Party, and (C) not honoring or following any instruction it shall receive from (or shall believe in good faith to be from) the Company in accordance with this Agreement. The Company shall not be responsible for any loss, damage, or expense that a court having jurisdiction shall have determined had been caused by the Bank's gross negligence or willful misconduct in its performance of its obligations under this Agreement.

(b) Without limiting in any way the Secured Party's obligation to pay or reimburse the Bank as otherwise specified in this Agreement, the Secured Party hereby indemnifies the Bank and holds it harmless against any loss, damage or expense (including attorneys' reasonable fees and expenses, court costs and other expenses) which the Bank shall incur as a result of honoring or following any instruction it shall receive from (or shall believe in good faith to be from) the Secured Party under this Agreement and not honoring or following any instruction the Bank shall receive from (or shall believe in good faith to be from) the Company in accordance with this Agreement. The Secured Party shall not be responsible for any loss, damage, or expense that a court having jurisdiction shall have determined had been caused by the Bank's gross negligence or willful misconduct in its performance of its obligations under this Agreement.

(c) No party hereto shall be liable to any other party under this Agreement for lost profits or special, indirect, exemplary, consequential or punitive damages, even if such party shall have been advised of the possibility of such damages.

6. Third Party Claims; Insolvency of Company

(a) In the event that the Bank shall receive notice that any third party shall have asserted an adverse claim by legal process against any Account or any sums on deposit therein, any Lockbox or other Account Collateral, whether such claim shall have arisen by tax lien, execution of judgment, statutory attachment, garnishment, levy, claim of a trustee in bankruptcy, debtor-in-possession, post-bankruptcy petition lender, court appointed receiver, or other judicial or regulatory order or process (each, a "Claim"), the Bank shall, if legally permissible, notify the Secured Party of such Claim, provided the Bank shall have no liability for any failure to give such notice. The Bank may, in addition to other remedies it possesses under the Deposit Agreement, this Agreement or at law or in equity: (i) suspend disbursements from such Account without any liability until the Bank shall have received an appropriate court order or other assurances reasonably acceptable to the Bank in its sole discretion establishing that funds may continue to be disbursed according to instructions then applicable to such Account, and/or (ii) interplead such funds in such Account as permitted by applicable law. The Bank's costs, expenses and attorneys' reasonable fees incurred in connection with any such Claim are Permitted Debits and shall be reimbursed to the Bank in accordance with the provisions of Section 3 above.

(b) If a bankruptcy or insolvency proceeding were commenced by or against the Company, the Bank shall be entitled, without any liability, to refuse to permit withdrawals or transfers from the Account(s) until the Bank shall have received an appropriate court order or other assurances reasonably acceptable to the Bank in its sole discretion establishing that (i) continued withdrawals or transfers from the Account(s) or honoring or following any instruction from the Secured Party are authorized and shall not violate any law, regulation, or order of any court and (ii) the Bank shall have received adequate protection for its right to set off against or charge the Account(s) or otherwise be reimbursed for all Permitted Debits.

7. Notice and Communications

(a) All communications given by any party to another as required or permitted under this Agreement must be in writing, directed to the respective designated officer ("Designated Officer") set forth under paragraph (c) of this Section 7, and delivered to each recipient party at its address (or at such other address and to such other Designated Officer as such party may designate in writing to the other parties in accordance with this Section 7) either by U.S. Mail, receipted delivery service or via telecopier facsimile transmission. Notwithstanding the foregoing, where a communication: (i) is directed to the Secured Party, (ii) constitutes a notice of default, a notice of termination of this Agreement, or a demand to pay, perform or cease and desist; and (iii) is sent via facsimile transmission; then such communication shall be followed by a copy delivered via U.S. Mail or receipted overnight delivery service. All communications given by the Secured Party to the Bank must be addressed and delivered contemporaneously to both the Bank's Designated Officer and the Bank's "with copy to" addressee at their respective addresses set forth below.

(b) Any communication made to the Bank under this Agreement shall be deemed delivered to the Bank if delivered by: (i) U.S. Mail, on the date that such communication shall have been delivered to the Bank's Designated Officer; (ii) receipted delivery service, on the date and time that such communication shall have been delivered to the Bank's Designated Officer and receipted by the delivery service; or (iii) telecopier facsimile transmission, on the date and at the time that such communication shall have been delivered to the Bank's Designated Officer and receipt of such delivery shall have been acknowledged by the recipient telecopier equipment.

In addition, and notwithstanding the provisions of the preceding sentence, any communication hereunder to the Bank that is an instruction delivered to the Bank and made by (or believed by the Bank in good faith to be made by) the Secured Party shall be deemed received by the Bank when actually delivered to the Bank's Designated Officer if delivered before 2:00 PM Eastern time on a banking day or, if such communication were delivered after 2:00 PM Eastern time on a banking day or delivered on a day that is not a banking day, then such communication shall be deemed delivered to the Bank's Designated Officer at the Bank's opening of its business on the next succeeding banking day. A "banking day" means any day other than any Saturday or Sunday or other day on which the Bank is authorized or required by law to close.

(c) Any instruction delivered to the Bank shall be implemented by the Bank by the close of the Bank's business on the banking day that shall be two (2) banking days after the banking day on which such instruction was actually received by the Bank's Designated Officer.

         Address for Secured Party:   CAPCO Financial
                                      3006 Northup Way, Suite 103
                                      Bellevue, Washington 98004
                                      Attn:  Jennifer Daily, Designated Officer
                                      Fax:  (425) 451-0398

         Address for Bank:            Wachovia Bank, National Association
                                      401 South Tryon Street, Mail Code NC0817
                                      Charlotte, North Carolina 28288
                                      Attn:  Gregory P. Ledford,
                                             Senior Vice President
                                      Fax:  (704) 374 4224

                  with copy to:       Wachovia Bank, National Association
                                      410 Central Avenue, 4th Floor
                                      St. Petersburg, Florida 33701
                                      Attn:  Tony Paredes,
                                             Assistant Vice President
                                      Fax:  (727) 502-1049

         Address for Company:         XRG, Inc.
                                      601 Cleveland Street, Suite 820
                                      Clearwater, Florida 33755
                                      Attn: Kevin Brennan, Designated Officer
                                      Fax:  (727) 475-3066

8. Termination

(a) This Agreement may be terminated by the Secured Party at any time upon receipt by the Bank of the Secured Party's written notice of termination issued substantially in the form of Exhibit C attached hereto and made a part hereof. This Agreement may be terminated by the Company only with the express prior written consent of the Secured Party and, in that case, the Secured Party and the Company shall jointly so notify the Bank in writing.

(b) This Agreement may be terminated by the Bank at any time on not less than thirty (30) calendar days' prior written notice given to each of the Company and the Secured Party.

(c) The Bank's rights to demand and receive reimbursement from the Company under
Section 3 above and the Company's indemnification of the Bank under Section 5 above shall survive termination of this Agreement. The Bank's right to demand reimbursement from the Secured Party under Section 3 above shall survive termination of this Agreement for a period of ninety (30) calendar days after the date of termination of this Agreement. The Bank's right to demand indemnification of the Bank from the Secured Party under Section 5 above shall survive termination of this Agreement for a period of one hundred eighty (90) calendar days after the date of termination of this Agreement.

(d) Upon termination of this Agreement, all funds thereafter on deposit or deposited in the Accounts and all Items Collateral thereafter received by the Bank shall be subject solely to the provisions of the Deposit Agreement between the Company and the Bank.

9. Miscellaneous

(a) The Company shall not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the Bank and the Secured Party. The Secured Party shall not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the Bank. However, (i) such consent shall not be withheld or delayed unreasonably,
(ii) in the event that the Secured Party merges with or into any other entity and is not the entity surviving the merger, the Secured Party may, without the prior written consent of the Bank, delegate, assign and transfer its duties and rights under this Agreement to the entity surviving the merger so long as the entity surviving the merger assumes all of the Secured Party's duties hereunder either by operation of applicable law or expressly in an authenticated record delivered to the Debtor and the Bank, and (iii) the Secured Party may, without the prior written consent of the Bank but with at least 5 days prior written notice, assign or transfer its rights under this Agreement to any person or entity to which the Secured Party assigns or transfers the Debtor's obligations to the Secured Party under the financing or other arrangements between the Secured Party and the Debtor. The foregoing notwithstanding, no such assignment shall be effective with respect to the Bank until two banking days after the Bank shall have received such notice. The Bank shall not assign or transfer any of its rights or obligations under this Agreement without the prior written notification to the Secured Party and the Company. Subject to such notification, the Bank may transfer its rights and obligations under this Agreement to any direct or indirect depositary subsidiary of Wachovia Corporation or, in the event of a merger or acquisition of the Bank, to the Bank's successor depositary institution (which subsidiary or successor shall be a "bank" as defined in Section 9-102 of the Florida UCC).

(b) The law governing the perfection and priority of the Secured Party's security interest in the Account Collateral shall be the law of the State of Florida; see Section 1(a), which State shall also be the "jurisdiction" of the Bank within the meaning of Section 9-304 of the Florida UCC. The Accounts, Items Collateral, operation of the Accounts, and Deposit Agreement shall be governed by the Applicable UCC, Federal Regulations and Operating Circulars, ACH or other clearing house rules, and other applicable laws.

(c) This Agreement may be executed in any number of counterparts, each of which shall be an original and all of which taken together shall constitute one and the same Agreement. Delivery of an executed signature page counterpart to this Agreement via telecopier facsimile transmission shall be effective as if it were delivery of a manually delivered, original, executed counterpart thereof. This Agreement can be modified or amended only by written agreement of all of the parties hereto evidencing such modification or amendment.

(d) To the extent that any conflict may exist between the provisions of any other agreement between the Company and the Bank and the provisions of this Agreement, then this Agreement shall control. It is understood and agreed that nothing in this Agreement shall give the Secured Party any benefit or legal or equitable right, remedy or claim against the Bank under the Deposit Agreement.

10. Entire Agreement

This Agreement, together with the schedules and exhibits hereto, set forth the entire agreement of the parties with respect to the subject matter hereof and supersede all prior agreements (written or oral) and negotiations and all contemporaneous oral agreements concerning such subject matter and negotiations. There are no oral conditions precedent to the effectiveness of this Agreement.

11. Severability

If any term or provision set forth in this Agreement shall be invalid or unenforceable, the remainder of this Agreement, or the application of such terms or provisions to persons or circumstances, other than those to which it is held invalid or unenforceable, shall be construed in all respects as if such invalid or unenforceable term or provision were omitted.


12. Waiver of Jury Trial

EXCEPT AS PROHIBITED BY APPLICABLE LAW, EACH PARTY HERETO IRREVOCABLY WAIVES ITS RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING (INCLUDING ANY COUNTERCLAIM) OF ANY TYPE IN WHICH ANOTHER PARTY SHALL BE A PARTY AS TO ALL MATTERS ARISING DIRECTLY OR INDIRECTLY OUT OF THIS AGREEMENT.

IN WITNESS WHEREOF, each of the parties by its respective duly authorized officer has executed and delivered this Agreement as of the day and year first written above.


                  BANK:         WACHOVIA BANK, NATIONAL ASSOCIATION


                                By: _________________________________________
                                Name: ______________________________________
                                Title:   ______________________________________



               COMPANY:         XRG, INC.


                                By: __________________________________________
                                Name: ________________________________________
                                Title: _________________________________________

         SECURED PARTY:             CAPCO FINANCIAL


                                By: ___________________________________________
                                Name: _________________________________________
                                Title: ________________________________________

                                    EXHIBIT A
                               ACCOUNTS OF COMPANY



----------------------------- ----------------------- ----------------------------------------- ----------------------
       Account Number            Related Lockbox                    Account Name                   State in Which
                                  Number, if any                                                 Account is Located
----------------------------- ----------------------- ----------------------------------------- ----------------------
       2000025991383             Atlanta #933085                     XRG, Inc.                           FL
----------------------------- ----------------------- ----------------------------------------- ----------------------


                                    EXHIBIT B

                     SECURED PARTY'S DESIGNATED DEPOSIT ACCOUNT


                               Bank Name: Key Bank
                                ABA #: 125000574
                             Account #: 479681012486
                        Account Name: CAPCO Financial Co.

                                    EXHIBIT C

                  [To be Issued on Letterhead of Secured Party]

                                                            ________________200_

WACHOVIA BANK, NATIONAL ASSOCIATION
Mail Code NC 0817
401 South Tryon Street
Charlotte, North Carolina 28288
Attention: TS Risk Management, Designated Officer

[THE COMPANY]
---------------------------
---------------------------
Attention: __________________________

   NOTICE OF TERMINATION OF DEPOSIT ACCOUNT CONTROL AGREEMENT

Ladies and Gentlemen:

         We refer you to the Deposit Account Control Agreement (No Notification) among _____________________ (the "Company"), you and us dated as of _____________ __, 200_ (the "Agreement"), a photocopy of which is attached hereto. Capitalized terms used but not defined in this letter shall have the meanings given them in the Agreement.

         We hereby notify you that by this letter we are exercising our right under Section 8(a) of the Agreement (subject to your rights as set forth in the Agreement) to terminate the Agreement in accordance with its terms. Accordingly the Agreement shall terminate at the close of the Bank's business [this day] [on ___________ __, 200_], subject to those undertakings that shall survive termination of the Agreement. Upon termination of the Agreement, all funds thereafter on deposit or deposited in the Account(s) and all Items Collateral received by the Bank shall be subject solely to the provisions of the Deposit Agreement between the Company and the Bank.

                                        Very truly yours,

                                        CAPCO FINANCIAL


                                        By __________________________
                                        Name: _______________________
                                        Title: ________________________

Attachment
WachDACC(nn)/BPB/1204